UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 2, 2020

Date of report (date of earliest event reported)

LPL Financial Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

4707 Executive Drive San Diego, CA 92121
(Address of principal executive offices) (Zip Code)

(800) 877-7210

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.001 per share	LPLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On December 2, 2020, LPL Financial Holdings Inc. (together with its subsidiaries, including LPL Financial LLC, the “Company” or “LPL Financial”) issued a press release announcing the Company’s intent to acquire the wealth management business of Waddell & Reed Financial, Inc. (“Waddell & Reed”) and enter into a long-term partnership with Macquarie Management Holdings, Inc., the asset management division of Macquarie Group, following Macquarie Management Holdings, Inc.’s acquisition of all of the outstanding shares of Waddell & Reed. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

In addition, on December 2, 2020, the Company posted an investor presentation to the Company’s website titled “LPL Financial Acquisition of Waddell & Reed’s Wealth Management Business,” which can be found at https://www.lpl.com/content/dam/lpl-www/documents/purchase-of-waddell-reed-wealth-management.pdf.

Item 8.01	Other Events.

On December 2, 2020, LPL Holdings, Inc., a Massachusetts corporation and wholly owned subsidiary of the Company (“LPL Holdings”), entered into a stock and asset purchase agreement (the “Agreement”) with Macquarie Management Holdings, Inc. (“Seller”). Pursuant to the Agreement, immediately after the completion of Seller’s acquisition of all of the issued and outstanding shares of common stock of Waddell & Reed (the “Merger”) pursuant to that certain Merger Agreement dated December 2, 2020 by and among Waddell & Reed, Seller and certain other parties thereto (the “Merger Agreement”), Seller will sell to LPL Holdings, and LPL Holdings will acquire from Seller, Waddell & Reed’s wealth management business (the “Wealth Management Business”). As part of the acquisition of the Wealth Management Business, LPL Holdings will acquire all of the equity interests in the entities comprising the Wealth Management Business, including Waddell & Reed, Inc., a broker-dealer and registered investment advisor, and certain of it subsidiaries, as well as certain other assets and rights of Waddell & Reed and its subsidiaries. In consideration for this acquisition, LPL Holdings will pay to the Seller a cash purchase price of $300 million (subject to customary net capital adjustments) and assume certain liabilities related to the Wealth Management Business. The transactions contemplated by the Agreement are subject to conditions to closing, including the completion of the Merger, approval from the Financial Industry Regulatory Authority, expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, Waddell & Reed stockholder approval and certain asset retention levels, among other conditions. The acquisition of the Wealth Management Business is expected to be consummated in the middle of 2021, substantially concurrently with the Seller’s acquisition of Waddell & Reed.

In connection with the Agreement, LPL Holdings has also agreed to enter into marketing support agreements with an Affiliate of Seller to provide for servicing and marketing support program participation.

Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding the expected completion of the transactions contemplated by the Agreement and the Merger Agreement, as well as any other statements that are not related to present facts or current conditions or that are not purely historical, constitute forward-looking statements. These forward-looking statements are based on the historical performance of the Company and Waddell & Reed and the Company’s plans, estimates and expectations as of December 2, 2020. The words “potential,” “anticipates,” “intends,” “believes,” “expects,” “may,” “plans,” “predicts,” “will,” “look forward” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees that the future results, plans, intentions or expectations expressed or implied by the Company will be achieved. Matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause levels of assets serviced, actual financial or operating results, levels of activity or the timing of events to be materially different than those expressed or implied by forward-looking statements. In particular, the Company can provide no assurance that the transactions contemplated by the Agreement and the Merger Agreement will be consummated within the timeframes specified, if at all. Important factors that could cause or contribute to such differences include: failure of the parties to satisfy the closing conditions in the Agreement or the Merger Agreement in a timely manner or at all, including the completion of the acquisition of Waddell & Reed by Macquarie Group, obtaining the required stockholder and regulatory approvals and the retention by Waddell & Reed of minimum assets prior to closing; disruptions to the parties’ businesses as a result of the announcement and pendency of the Merger, difficulties and delays in recruiting Waddell & Reed financial advisors or onboarding the clients or businesses of Waddell & Reed financial advisors; the inability by the Company to sustain revenue and earnings growth or to fully realize revenue or expense synergies or the other expected benefits of the transaction, which depend in part on the Company’s success in onboarding assets currently served by Waddell & Reed financial advisors; disruptions to the parties’ businesses as a result of the announcement and pendency of the transactions; disruptions of the Company’s or Waddell & Reed’s business due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with its financial advisors and their clients, employees, other business partners or governmental entities; changes in general economic and financial market conditions, including retail investor sentiment; fluctuations in the value of assets under custody; effects of competition in the financial services industry, including competitors’ success in recruiting Waddell & Reed financial advisors; and the other factors set forth in Part I, “Item 1A. Risk Factors” in the Company’s 2019 Annual Report on Form 10-K and any subsequent SEC filing. Except as required by law, the Company specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release, even if its estimates change, and you should not rely on those statements as representing the Company’s views as of any date subsequent to the date of December 2, 2020.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated December 2, 2020 (“LPL Financial to Acquire Waddell & Reed’s Wealth Management Business and Enter into Long-Term Partnership with Macquarie”)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Matthew J. Audette
Name:	Matthew J. Audette
Title:	Chief Financial Officer

Dated: December 2, 2020